                                                                    EXHIBIT 10.1


             AMENDMENT NO. 8 TO LOAN DOCUMENTS, CONSENT AND WAIVER
             -----------------------------------------------------


                                                          June 10, 1999

Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Ladies and Gentlemen:

     Foothill Capital Corporation ("Foothill") and KPR Sports International, Inc. ("KPR") and RYKA INC. ("RYKA"; and together with KPR, individually, "Borrower" and collectively, "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of December 15, 1997 by and among Foothill and Borrowers, as amended by Consent, Amendment No. 1 to Loan Documents and Subordination Agreement, dated as of January 28, 1998, Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of February 20, 1998, Consent, Amendment No. 2 to Loan Documents and Waiver as to Certain Events of Default, dated March 25, 1998, Consent and Amendment No. 3 to Loan Documents, dated as of May 12, 1998 ("Amendment No. 3"), Amendment No. 4 to Loan Documents and Waiver, executed on or about July 21, 1998, Amendment No. 5 to Loan Documents, dated December 3, 1998 ("Amendment No. 5"), Consent and Amendment No. 6 to Loan Documents, dated January 29, 1999 and Consent and Amendment No. 7 to Loan Documents, dated March 19, 1999 (as so amended, the "Loan Agreement") and all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto, including, without limitation, the General Security Agreement, dated as of December 15, 1997, executed by Holding company in favor of Foothill (the "Holding Company GSA"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Global Sports, Inc., a Delaware corporation ("Holding Company") and Borrowers have requested that Foothill (a) consent to

Holding Company entering into and executing with SOFTBANK America Inc., a Delaware corporation ("SOFTBANK") (i) a certain Stock Purchase Agreement, dated on or about the date hereof (the "SOFTBANK Stock Purchase Agreement"), pursuant to which Holding Company intends to issue and sell and SOFTBANK intends to acquire 6,153,850 shares of Holding Company's common stock, par value $.001 per share and (ii) a Loan Agreement, dated on or about the date hereof, pursuant to which SOFTBANK shall make to Holding Company an unsecured subordinate convertible loan in the principal amount of $15,000,000, (b) amend certain provisions of the Loan Agreement in connection with the foregoing transactions and (c) waive certain Events of Default that have occurred and are continuing; and Foothill is willing to agree to the foregoing, on and subject to the terms and conditions contained in this Amendment No. 8 to Loan Documents and Consent (this "Amendment").

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1.  Additional Definitions. As used herein, the following terms shall have
         ----------------------
the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

         (i)   "SOFTBANK Agreements" shall mean, collectively, the SOFTBANK
                -------------------
Stock Purchase Agreement, the SOFTBANK Loan Agreement, and the Registration Rights Agreement entered into on or about the date hereof between SOFTBANK and Holding Company, all as in effect on the date hereof.

         (ii)  "SOFTBANK Subordinated Loan" shall mean the loan in the principal
                --------------------------
amount of $15,000,000 made on or about the date hereof by SOFTBANK to Holding Company pursuant to the SOFTBANK Loan Agreement, as evidenced by, and due and payable in accordance with, the SOFTBANK Subordinated Note.

         (iii) "SOFTBANK  Subordinated Note" shall mean that certain Global
                 ---------------------------
Sports, Inc. Convertible Subordinated Note, dated on or about the date hereof, made by Holding Company in favor of

SOFTBANK in the principal amount of $15,000,000, evidencing the SOFTBANK Subordinated Loan, as in effect on the date hereof.

          (iv)   "SOFTBANK Shares" shall mean the 6,153,850 shares of Holding
                  ---------------
Company common stock that shall be purchased by SOFTBANK from Holding Company pursuant to the SOFTBANK Stock Purchase Agreement.

          (v)    "SOFTBANK Stock Purchase Agreement" shall mean the Stock
                  ---------------------------------
Purchase Agreement, dated on or about the date hereof, entered into and executed between Holding Company and SOFTBANK, as in effect as of the date hereof, pursuant to which Holding Company has agreed to issue and sell to SOFTBANK, and SOFTBANK has agreed to purchase from Holding Company, the SOFTBANK Shares.

          (vi)   "SOFTBANK Subordination Agreement" shall mean the Subordination
                  --------------------------------
Agreement, dated on or about the date hereof, executed by and among Holding Company, Borrowers, Foothill and SOFTBANK.

          (vii)  "SOFTBANK Transactions" shall mean, collectively, the making of
                  ---------------------
the SOFTBANK Subordinated Loan by SOFTBANK to Holding Company and the sale and issuance of the SOFTBANK Shares by Holding Company to SOFTBANK.

     2.   Consent.
          -------

          (a) Foothill hereby consents to the execution and delivery of the SOFTBANK Agreements, as in effect on the date hereof, and to the consummation of the SOFTBANK Transactions contemplated thereunder, including, without limitation, the making of the SOFTBANK Subordinated Loan by SOFTBANK to Holding Company, the issuance of the SOFTBANK Subordinated Note and the sale and issuance of the SOFTBANK Shares by Holding Company to SOFTBANK pursuant to the SOFTBANK Stock Purchase Agreement, subject, however, to the satisfaction in full of each of the conditions precedent set forth in paragraph 9 of this Amendment; and Foothill hereby waives the application of any applicable Section of the Holding Company GSA and of the Loan Agreement, including, without limitation, Sections 7.1 (Indebtedness) and 7.4 (Disposal of Assets) thereof, that would otherwise prohibit Holding Company from consummating the SOFTBANK Transactions.

     3.   Amendment of Section 7.1. Section 7.1 of the Loan Agreement is hereby
          ------------------------
amended by deleting the word "and" at the end of subsection (h) thereof, by deleting the period at the end of subsection (i) thereof and substituting "; and" therefor, and by adding a new subsection (j) thereto as follows:

          "(j) unsecured Indebtedness of Holding Company to SOFTBANK evidenced by the SOFTBANK Note, provided, that, such Indebtedness is subject and
                                --------- ----
          subordinate to Foothill's right to receive the prior indefeasible payment in full of the Obligations on the terms and conditions set forth in the SOFTBANK Subordination Agreement."

     4.   Amendment of Section 7.9. Section 7.9 of the Loan Agreement is hereby
          -----------------------
deleted in its entirety and the following is hereby substituted therefor:

          "7.9 Change of Control. Cause, permit, or suffer, directly or Indirectly any Change of Control, other than a Change of Control that results from the sale and issuance of the SOFTBANK Shares by Holding Company to SOFTBANK or its affiliate, SOFTBANK Capital Partners, L.P., pursuant to the SOFTBANK Stock Purchase Agreement and any transfer of the SOFTBANK Shares, or any portion thereof, by SOFTBANK or by SOFTBANK Capital Partners, L.P. to any affiliate of SOFTBANK Corp., a Japanese corporation, including, without limitation, any partnership or other entity of which any direct or indirect subsidiary of SOFTBANK Corp. is a general partner or has investment discretion, or to any employees of any of the foregoing."

     5.   Amendment of Section 2.6(a)(i). Section 2.6(a)(i) of the Loan
          ------------------------------
Agreement is hereby amended by deleting in its entirety the proviso set forth at
                                                            -------
the conclusion of such Section (such proviso having been added to such Section
                                     -------
pursuant to paragraph 2(c) of Amendment No. 3).

     6.   Amendment of Section 2.6(a)(ii). Section 2.6(a)(ii) of the Loan
          -------------------------------
Agreement is hereby amended by deleting in its entirety the proviso set forth at
                                                            -------
the conclusion of such Section (such
proviso having been added to such Section pursuant to paragraph 2(d) of
-------
Amendment No. 3).

     7.  Proceeds of SOFTBANK Transactions. Holding Company and Borrowers
         ---------------------------------
covenant and agree that, notwithstanding anything to the contrary contained in the SOFTBANK Agreements, Holding Company shall, contemporaneously herewith, irrevocably authorize and direct SOFTBANK, in a writing delivered to SOFTBANK, to remit, and shall cause to be remitted, directly to the Foothill Account all net proceeds of the SOFTBANK Transactions that would otherwise be remitted to Holding Company in accordance with the SOFTBANK Agreements, for application by Foothill to the Obligations then outstanding, in such order and manner as Foothill shall determine in its sole discretion. Failure by Holding Company to cause such net proceeds of the SOFTBANK Transactions to be so remitted to Foothill shall constitute an additional Event of Default under the Loan Agreement.

     8.  Representations, Warranties and Covenants. In addition to the
         -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Foothill pursuant to the Loan Agreement and the other Loan Documents, each Borrower and Holding Company hereby represents, warrants and covenants with and to Foothill as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         This Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower(s) and Holding Company contained herein constitute their legal, valid and binding obligations enforceable against them in accordance with their respective terms.

     9.  Conditions Precedent. The effectiveness of the amendments contained
         --------------------
herein shall be subject to the following: (a) the receipt by Foothill of an original of this Amendment, duly authorized, executed and delivered by each Borrower and each Guarantor;

          (b) the receipt by Foothill of a fully executed copy of the SOFTBANK Loan Agreement, SOFTBANK Subordinated Note and SOFTBANK Stock Purchase Agreement; and

          (C) the receipt by Foothill of an original of the SOFTBANK Subordination Agreement, executed by SOFTBANK, Holding Company and Borrowers.

          (d) other than the Events of Default being waived pursuant to paragraph 10 below, as of the date on which this Amendment would otherwise become effective in accordance with this paragraph 9, no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     10.  Waiver of Events of Default. At the request of Holding Company and
          ---------------------------
Borrowers, Foothill hereby waives the following Events of Default that have occurred and are continuing as a result of: (a) Borrowers' failure to comply with the provisions of the financial covenant set forth in Section 7.20(a)(ii) of the Loan Agreement as of the last day of the month of April, 1999, (b) Borrowers and Guarantors contributing capital to Global Sports Interactive, Inc. in excess of the $1,000,000 aggregate contribution limitation set forth in Consent and Amendment No. 7 to Loan Documents, dated March 19, 1999, executed among Borrowers, Guarantors and Foothill, (C) the making by Holding Company of the "Non-permitted Payments", as defined and described in that certain letter re: Waiver and Consent executed, or to be executed, by and among Foothill, Borrowers and Guarantors with respect to matters relating to the Gen-X Subordinated Notes, and (d) the failure of Borrowers to pay and satisfy in full on March 30, 1999 all Overadvances made by Foothill to Borrowers pursuant to Amendment No. 5.

     11.  Effect of this Amendment. Except as modified pursuant hereto, no other
          ------------------------
changes or modifications to the Loan Agreement and the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Loan Documents, the terms of this Amendment shall control. The Loan Agreement, the other Loan Documents amended hereby and this Amendment shall be read and be construed as one agreement.

     12.  Further Assurances. The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional actions as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     13.  Governing  Law. The validity, interpretation and enforcement of this
          --------------
Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

     14.  Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     15.  Counterparts. This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                              Very truly yours,

                              KPR SPORTS INTERNATIONAL, INC.

                              By: /s/ Michael Rubin
                                  ------------------

                              Title: CEO
                                    ----------------

                              RYKA, INC.

                              By: /s/ Michael Rubin
                                  ------------------

                              Title: CEO
                                    ----------------

                              GLOBAL SPORTS, INC.

                              By:  /s/ Michael Rubin
                                   -----------------

                              Title: CEO
                                     ---------------

AGREED:

FOOTHILL CAPITAL CORPORATION

By: /s/ Erik Sawyer
    ---------------------

Title: Vice President
       ------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ACKNOWLEDGED AND CONSENTED TO IN ALL RESPECTS:

APEX SPORTS INTERNATIONAL, INC.

By:  /s/ Michael Rubin
     -----------------

Title:  CEO
      ----------------

GLOBAL SPORTS INTERACTIVE, INC.

By: /s/ Michael Rubin
    -----------------

Title: CEO
      ---------------

MR MANAGEMENT, INC.

By: /s/ Michael Rubin
    -----------------

Title: CEO
      ---------------

/s/ Michael Rubin
-----------------
MICHAEL RUBIN